Changes in business	12 Months Ended
Dec. 31, 2010
Changes in business [Abstract]
Changes in business
3.	Changes in business

Acquisitions. On December 1, 2009, we completed the purchase of 100% of the shares and equity interests of the NextRx PBM Business from WellPoint in exchange for total consideration of $4.675 billion paid in cash. The working capital adjustment was finalized during the second quarter of 2010 and reduced the purchase price by $8.3 million, resulting in a final purchase price of $4.667 billion. The NextRx PBM Business is a national provider of PBM services, and we believe the acquisition will enhance our ability to achieve cost savings, innovations, and operational efficiencies which will benefit our customers and stockholders. The purchase price was primarily funded through a $2.5 billion underwritten public offering of senior notes completed on June 9, 2009, resulting in net proceeds of $2,478.3 million, and a public offering of 52.9 million shares of common stock completed June 10, 2009, resulting in net proceeds of $1,569.1 million. This acquisition is reported as part of our PBM segment. For the year ended December 31, 2009, we incurred transaction costs of $61.1 million related to the acquisition which are included in selling, general and administrative expense. In accordance with the accounting guidance for business combinations which became effective in 2009, the transaction costs were expensed as incurred. Our PBM operating results include those of the NextRx PBM Business beginning on December 1, 2009, the date of acquisition.

The parties have agreed to make an election under Section 338(h)(10) of the Internal Revenue Code with respect to the transaction which results in the goodwill and other intangibles generated being tax deductible over 15 years. We estimate the value of such election to us to be between $800 million and $1.2 billion dependent upon the discount factor and tax rate assumed. This benefit will be realized over the 15 year period as the goodwill and other intangibles are amortized and deducted for tax purposes. There was no separate asset related to this tax benefit recorded in our consolidated financial statements upon close of the acquisition as the tax basis of these assets was equal to their book basis. Additionally, at the closing of the acquisition, we entered into a 10-year contract with WellPoint, the PBM agreement, under which we provide pharmacy benefits management services to WellPoint and its designated affiliates which were previously provided by NextRx. The services provided under the PBM agreement include retail network pharmacy management, home delivery and specialty pharmacy services, drug formulary management, claims adjudication and other services consistent with those provided to other PBM clients. These services are provided to HMOs, health insurers, third-party administrators, employers, union-sponsored benefit plans, workers’ compensation plans and government health programs, which is consistent with our current customer base.

The following unaudited pro forma information presents a summary of our combined results of operations and those of the NextRx PBM Business for the year ended December 31, 2009 as if the acquisition and financing transactions had occurred at January 1, 2009, along with certain pro forma adjustments to give effect to amortization of other intangible assets, interest expense on acquisition debt and other adjustments. This information is presented with actual results from the year ended December 31, 2010 for comparative purposes. The following pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transactions been effected on the assumed date, nor is it necessarily an indication of trends in future results for a number of reasons, including but not limited to, differences between the assumptions used to prepare the pro forma information, cost savings from operating efficiencies, differences resulting from the 10-year contract with WellPoint, potential synergies, and the impact of incremental costs incurred in integrating the PBM business:

	Year Ended December 31,
(in millions, except per share data)	2010	2009
Total revenues	$44,973.2	$39,143.2
Net income from continuing operations	1,204.6	1,062.9
Basic earnings per share from continuing operations	2.24	1.94
Diluted earnings per share from continuing operations	$2.21	$1.92

The purchase price has been allocated based upon the estimated fair value of net assets acquired and liabilities assumed at the date of the acquisition. We completed our final purchase price allocation during the fourth quarter of 2010. All adjustments were immaterial individually and in the aggregate. The components of the final purchase price allocation for NextRx are as follows:

Allocation of Purchase Price (in millions):
Current assets	$943.8
Property and equipment	42.7
Acquired intangible assets	1,585.0
Goodwill	2,668.9
Liabilities assumed	(573.7)

Total	$4,666.7

The values of the tangible net assets in the above table are representative of the fair values of those assets and liabilities. The current assets of $943.8 million are primarily comprised of pharmaceutical manufacturer rebate receivables, which have historically experienced better collection rates than other customer trade receivables. As a result, the allowance for doubtful accounts related to these receivables is lower than our book of business average. The liabilities assumed of $573.7 million are primarily comprised of rebates payable to clients.

A portion of the excess of purchase price over tangible net assets acquired has been allocated to intangible assets consisting of customer contracts in the amount of $1,585.0 million. Of this amount, $65.0 million related to external customers is being amortized using the straight-line method over an estimated useful life of 10 years. An additional $1,520.0 million related to the PBM agreement with WellPoint is being amortized using a pattern of benefit method over an estimated useful life of 15 years, with a greater portion of the expense recorded in the first five years. The amortization of the value ascribed to the PBM agreement is reflected as a reduction of revenue. These assets are included in other intangible assets on the consolidated balance sheet. The acquired intangible assets were valued using an income approach.

The excess of purchase price over tangible net assets and identified intangible assets acquired has been allocated to goodwill in the amount of $2,668.9 million. The goodwill is the residual value after identified assets are separately valued and represents the result of expected buyer-specific synergies derived from our ability to drive growth in generic and mail order utilization, supply chain savings from both drug manufacturers and the retail network, and the tax benefits derived from the Section 338(h)(10) election under the Internal Revenue Code. All goodwill recognized as part of the NextRx acquisition is reported under our PBM segment.

During the second quarter of 2010, we recorded a pre-tax benefit of $30.0 million related to the amendment of a client contract which relieved us of certain contractual guarantees. This amount was originally accrued in the NextRx opening balance sheet. In accordance with business combination accounting guidance, the reversal of the accrual was recorded in revenue, since it relates to client guarantees, upon amendment of the contract during the second quarter of 2010.

On July 22, 2008, we completed the acquisition of the Pharmacy Services Division of MSC – Medical Services Company (“MSC”), a privately held PBM, for a purchase price of $251.0 million. MSC is a leader in providing PBM services to clients providing workers’ compensation benefits. The purchase price was funded through internally generated cash and temporary borrowings under the revolving credit facility. This acquisition is reported as part of our PBM segment.